Creating A Premier Process Control Company Nanometrics and Rudolph Technologies Merger June 24, 2019 Exhibit 99.6

Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1993, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe” “continue,” “could,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the control of Nanometrics Incorporated (“Nanometrics”) and Rudolph Technologies, Inc. (“Rudolph”). Statements in this communication regarding Nanometrics, Rudolph, or the proposed business combination between Nanometrics and Rudolph (the “Proposed Transaction”) that are forward-looking, including statements regarding the anticipated benefits of the Proposed Transaction, the impact of the Proposed Transaction on Nanometrics’ and Rudolph’s employees, business and future financial and operating results, the amount and timing of synergies from the Proposed Transaction, and the closing date for the Proposed Transaction, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Nanometrics’ and Rudolph’s control. These factors and risks include, but are not limited to, (i) weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for Nanometrics’ and Rudolph’s products and solutions; (ii) the ability of Nanometrics or Rudolph to meet rapid demand shifts; (iii) the ability of Nanometrics or Rudolph to continue technological innovation and introduce new products to meet customers’ rapidly changing requirements; (iv) the companies’ concentrated customer bases; (v) the ability of Nanometrics or Rudolph to identify, effect and integrate acquisitions, joint ventures or other transactions; (vi) the ability of Nanometrics or Rudolph to protect and enforce intellectual property rights; (vii) operational, political and legal risks of Nanometrics’ and Rudolph’s international operations; (viii) the increasing complexity of certain manufacturing processes; (ix) raw material shortages and price increases; (x) changes in government regulations of the countries in which Nanometrics and Rudolph operate; (xi) the fluctuation of currency exchange rates; (xii) fluctuations in the market price of Nanometrics’ stock; and (xiii) other risk factors and additional information. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the ability of the companies’ to integrate their respective businesses promptly and effectively and to achieve the anticipated synergies and value-creation contemplated by the proposed transaction; the companies’ ability to obtain the approval of the Proposed Transaction by their respective stockholders and the timing of the closing of the Proposed Transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the Proposed Transaction to close for any other reason; the risk that a consent or authorization that may be required for the Proposed Transaction is not obtained or is obtained subject to conditions that are not anticipated; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the Proposed Transaction; and the diversion of management time in connection with the Proposed Transaction. For a more detailed discussion of such risks and other factors, see Nanometrics’ and Rudolph’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risks Factors” in Nanometrics’ Annual Report on Form 10-K for the fiscal year ended December 29, 2018, filed on February 25, 2019, and Rudolph’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed on February 15, 2019 and in any other subsequently filed periodic reports or other filings of the companies with the SEC, each as available on the SEC website at www.sec.gov or investor.nanometrics.com or investors.rudolphtech.com. Neither Nanometrics or Rudolph assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates, to reflect events or circumstances after the date of this communication, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement.

Legal Disclosures Additional Information and Where to Find It This communication is for informational purposes only and does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to the Proposed Transaction. In connection with the Proposed Transaction, Nanometrics intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Nanometrics and Rudolph that also constitutes a prospectus of Nanometrics. Each of Nanometrics and Rudolph also plan to file other relevant documents with the SEC regarding the Proposed Transaction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Any definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of Nanometrics and Rudolph. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about Nanometrics and Rudolph, once such documents are filed with the SEC through SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Nanometrics will be available free of charge on Nanometrics’ website at investor.nanometrics.com or by contacting Nanometrics’ Investor Relations Department by email at ir@nanometrics.com or by phone at (530) 265-9899. Copies of the documents filed with the SEC by Rudolph will be available free of charge on Rudolph’s website at investors.rudolphtech.com or by contacting Rudolph’s Investor Relations Department by email at investors@rudolphtech.com or by phone at (978) 253-6200. Participants in the Solicitation Nanometrics, Rudolph and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Proposed Transaction. Information about the directors and executive officers of Nanometrics is set forth in Nanometrics’ proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 3, 2019, and Nanometrics’ Annual Report on Form 10-K for the fiscal year ended December 29, 2018, which was filed with the SEC on February 25, 2019. Information about the directors and executive officers of Rudolph is set forth in its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 2, 2019, and Rudolph’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 15, 2019. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Proposed Transaction when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Nanometrics or Rudolph using the sources indicated above.

Announcement Combination of Nanometrics and Rudolph is a merger of equals, creating a premier semiconductor process control and lithography company Our teams will benefit from being part of a company with greater resources, scale, and a broader portfolio of exciting technologies At today’s Town Hall we will cover: An overview of the transaction What this means for employees Combination benefits Next steps Q&A

Transaction Summary Transaction Structure Rudolph stockholders will receive 0.8042 shares of Nanometrics common stock for each Rudolph share Current Nanometrics stockholders will own ~50% and current Rudolph stockholders will own ~50% of the combined company Board of Directors Christopher Seams elected Chairman from Nanometrics board 6 Board members from each company Leadership CEO: Michael Plisinski CFO: Steven Roth Highly experienced leadership team comprised of executives from both companies Expected Synergies At least $20M expected annual cost synergies over 36 months Primarily from elimination of duplicate public company costs, elimination of redundant facility leases, and other general administration areas Closing Considerations Expected to close in second half of 2019 Subject to the completion of customary closing conditions, including receipt of regulatory approvals, and approval by the stockholders of each company

What This Means for Employees For now, business as usual No immediate changes to our operations or day-to-day responsibilities Remain focused on doing the jobs you do so well The combination of Nanometrics and Rudolph will also create new opportunities for you, our employees… Our product lines and channels to markets are complementary. “ “

Compelling Combination that Creates… Increased Value to Shareholders and Customers Top 15 Worldwide Wafer Fab Equipment Supplier Increased Global Scale: Sales & Customer Support Highly Complementary Product Diversity Diversification of Served Markets (SAM) Innovation Synergies Leveraging Optics & Software

Creating a Top 15 Semiconductor Capital Equipment Company Moving from Top 30 to Top 15 MERGED COMPANY Source: Gartner 2018 Wafer Fab Equipment Market Share, April 2019 Revenue ranking only includes WFE markets TOP 15 WFE Companies TOP 30 WFE Companies TOP 45 WFE Companies

Complementary Products: Throughout the Entire Semiconductor Process Wafer Manufacturing Wafer Fab Advanced Packaging Ingot Slicing Lap, Etch, Polish Outgoing Quality Assurance Lithography Photo Resist Deposition, Implant Etch Electrical Test Clean Chemical Mechanical Planarization In-Line Quality Assurance Bumping, Through Silicon Via’s Dicing Reconstituted Wafer-Panel Outgoing Quality Assurance Etch, Plating Lithography Stacking Molding Test, Outgoing Quality Assurance Nanometrics-Rudolph Combination Increases Touches Across Value Chain End-to-End Diversification of Products and Revenue Increased Software Suite Provides Smart Manufacturing RTEC Products NANO Products Both Products In-Line Quality Assurance End-to-end Process Control Software

Combination Benefits All Stakeholders Scope and scale for end-to-end support Accelerate R&D with over $100M EMPLOYEES CUSTOMERS SHAREHOLDERS Greater opportunity for career development across a broader set of technologies, markets, and organization Attracting top talent across the globe Increased financial stability All stock transaction allows all shareholders to participate in upside from combination Synergies drive earnings expansion Greater resources to deploy for additional organic and inorganic growth initiatives

Path to Close Transaction Announcement June 24, 2019 Transaction Close Second Half 2019 Completion of customary closing conditions, including regulatory approvals Integration Planning Planning Underway – dedicated integration team including representatives of both Nanometrics and Rudolph leading integration planning activities Integration Principles – transparent communications; clear goals; customer and quality focus à results; preserve and build on cultures of both Nanometrics and Rudolph Post-Close Next Steps – synergies finalized; culture shaping; organizational planning

Thank you